UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 2, 2005 (July 29, 2005)
                                                 ------------------------------

                     Conversion Services International, Inc.
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             (Exact name of registrant as specified in its charter)

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
               Delaware                                0-30420                           20-1010495
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     (State or other jurisdiction                    (Commission                        (IRS Employer
           of incorporation)                         File Number)                    Identification No.)


              100 Eagle Rock Avenue, East Hanover,
                           New Jersey                                          07936
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            (Address of principal executive offices)                         (Zip Code)
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Registrant's telephone number, including area code:  (973) 560-9400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into Material Definitive Agreement.

         On July 29, 2005 ("Closing Date"), Conversion Services International, Inc., a Delaware corporation (the "Company"), entered into (and simultaneously consummated) an agreement and plan of merger (the "Agreement") with ISI Merger Corp., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), Integrated Strategies, Inc., a Delaware corporation ("ISI"), ISI Consulting, LLC, a Delaware limited liability company ("LLC"), and Adam and Larry Hock, individual majority stockholders and members of ISI and LLC, respectively (the "Majority Stockholders"). Pursuant to the Agreement, ISI and LLC merged with and into Merger Sub and the Company and Merger Sub paid the following consideration: $2,050,000 in cash (reduced by certain amounts specified below), the issuance by Merger Sub of a promissory note in the amount of $580,000 (which was reduced as specified below) (the "Note"), the issuance by the Company of a subordinated promissory note in the amount of $165,000 (the "Subordinated Note"), and the assumption of substantially all the liabilities of ISI and LLC (the "Assumed Liabilities"). The Agreement also provides for the commitment, subject to certain revenue and profit thresholds (as described in the Agreement), to pay additional cash and issue shares of the Company common stock (the "Shares", and together with the additional cash, the "Additional Consideration"). On August 1, 2005, Merger Sub changed its name to Integrated Strategies, Inc.

         Reference is made to the Agreement which is being filed as an Exhibit to this Form 8-K. All statements made with respect to the transaction discussed in this Item 1.01 are qualified by such reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

         See Item 101 of this Current Report on Form 8-K, which Item is incorporated herein by this reference for a description of the transaction. The following describes certain of the material terms of the transaction. The description below is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction which are included as exhibits to this Current Report on Form 8-K:

General

         On the Closing Date, the Company completed the merger of ISI and LLC with and into Merger Sub. As a result of the merger, Merger Sub will continue as the surviving corporation. Pursuant to the Agreement, the merger was effected in exchange for $2,050,000 in cash (less amounts owed by ISI under a line of credit (in the approximate amount of $580,000) which was assumed by the Company), the issuance of the Note, the issuance of the Subordinated Note, and the assumption of the Assumed Liabilities. The Agreement also provides for the commitment, subject to certain revenue and profit thresholds (as described in the Agreement), to pay the Additional Consideration in cash and in Shares.

         On the Closing Date, Merger Sub issued the Note in the face amount of $177,937 in favor of the Majority Stockholders. The face amount of the Note reflects the amount of the line of credit assumed by the Company ($580,000), reduced by (i) $352,063 (the amount by which ISI's working capital was below $450,000, which was required under the Agreement) and (ii) $50,000. The Note is unsecured, non-interest bearing and is due and payable on the seventh (7th) business day following the day that Merger Sub collects any payments from the accounts receivable of ISI and LLC acquired by Merger Sub. No payment shall be made under the Note unless and until $352,063 has first been collected by either the Company or Merger Sub in connection with such accounts receivable.

         On the Closing Date, the Company issued the Subordinated Note in the face amount of $165,000 in favor of the Majority Stockholders. The Note is unsecured and payment thereon is subordinated to payment in full of all amounts owed by the Company to holders of the Company's debt obligations specified in the Subordinated Note. The Subordinated Note bears interest at the rate of five (5%) percent per annum and the maturity date is October 28, 2006.

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Additional Consideration

         If ISI satisfies certain revenue and profit thresholds for the two six-month periods subsequent to the Closing Date, then the Company and Merger Sub will pay and issue to the Majority Stockholders Additional Consideration. The amount of this Additional Consideration is determined by a formula as more fully specified in the Agreement.

         In the event that Shares are issued as part of the Additional Consideration, the Company will be obligated to file a registration statement registering the resale of the Shares so issued. The Majority Stockholders have one demand registration right and piggyback registration right in connection with such Shares.

Item 2.03.  Creation of a Direct Financial Obligation.

         See Items 1.01 and 2.01 of this Current Report on Form 8-K, which Items are incorporated herein by this reference, for a more detailed description of the terms of the transaction that includes the issuance of the Note and Subordinated Note.

Item 7.01.  Regulation FD Disclosure.
         On August 1, 2005, the Company issued a press release announcing completion of the transaction described in Item 2.01 above. The press release is attached hereto as Exhibit 99. 1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.   Financial Statements and Exhibits.

           (c) Exhibits.

      2 Agreement and Plan of Merger dated July 29, 2005 by and among Conversion Services International Inc., a Delaware corporation, ISI Merger Corp., a Delaware corporation, Integrated Strategies, Inc., a Delaware corporation, ISI Consulting, LLC, a Delaware limited liability company, Adam Hock, and Larry Hock.

      3.1 Certificate of Merger of Integrated Strategies, Inc. and ISI Consulting, LLC with and into ISI Merger Corp. filed with the Secretary of State of the State of Delaware on July 29, 2005.

      10.1 Promissory Note by ISI Merger Corp. dated July 29, 2005 in the amount of $177,937 issued in favor of Adam Hock and Larry Hock.

      10.2 Subordinated Promissory Note by Conversion Services International Inc. dated July 29, 2005 in the amount of $165,000 issued in favor of Adam Hock and Larry Hock.

      99.1 Press Release of Conversion Services International Inc., dated August 1, 2005.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 2, 2005            CONVERSION SERVICES INTERNATIONAL, INC.


                          By:  /s/ Scott Newman
                               ----------------------------------
                               Name:  Scott Newman
                               Title:     President and Chief Executive Officer